SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report:   December 23, 1997
(Date of earliest event reported)

                       CITICORP MORTGAGE SECURITIES, INC.
                             (Packager and Servicer)
                  (Issuer in Respect of the REMIC Pass-Through
                   Certificates, Series 1997-7) (Exact name of
                       registrant as specified in charter)

 Delaware                        33-66222                     13-3408713

(State or other juris-           (Commission              (I.R.S. Employer
diction of organization)         File Nos.)               Identification No.)

909 Third Avenue, New York, New York                            10043
------------------------------------                            -----
(Address of principal executive offices)                      (Zip Code)

Registrant's Telephone Number, including area code (212) 559-3435

(Former name, former address and former fiscal year, if changed since last report.)

Item 5. Other Events.

                       CITICORP MORTGAGE SECURITIES, INC.
                 REMIC Pass-Through Certificates, Series 1997-7
                 -----------------------------------------------

                                December 23, 1997

                    DETAILED DESCRIPTION OF THE MORTGAGE POOL
                    -----------------------------------------
                         AND THE MORTGAGED PROPERTIES (1)
                        --------------------------------

      On December 23, 1997, Citicorp Mortgage Securities, Inc. ("CMSI") will transfer to the Trustee Mortgage Loans evidenced by Mortgage Notes with an aggregate Adjusted Balance outstanding (after deducting principal payments due on or before December 1, 1997) as of December 1, 1997 of $202,017,271.39. The Mortgage Loans will be delivered in exchange for the CitiCertificates, authenticated by the Trustee, evidencing 100% of the regular interests in the Trust. Distributions on the CitiCertificates will be made by State Street Bank and Trust Company, as paying agent, by wire transfer or by such other means as the person entitled thereto and CMSI shall agree. CMSI may repurchase all Mortgage Loans remaining in the Mortgage Pool pursuant to the Pooling Agreement if at the time of repurchase the aggregate Adjusted Balance of such Mortgage Loans is less than $10,100,863.57. Information below is provided with respect to all Mortgage Loans included in the Mortgage Pool.

      The total number of Mortgage Loans as of December 1, 1997 was 604. The weighted average Note Rate of the Mortgage Loans as of December 1, 1997 was 7.624%. The weighted average remaining term to stated maturity of the Mortgage Loans as of December 1, 1997 was 358.24 months. All Mortgage Loans have original maturities of at least 20 but no more than 30 years. None of the Mortgage Loans were originated prior to July 1, 1995 or after December 1, 1997.

      None of the Mortgage Loans has a scheduled maturity later than December 1, 2027. Each Mortgage Loan has an original principal balance of not less than $94,650 nor more than $1,000,000. Mortgage Loans having an aggregate Adjusted Balance of $18,850,951 as of December 1, 1997 had loan-to-value ratios at origination in excess of 80%, but no Mortgage Loans had loan-to-value ratios in excess of 95%. The weighted average loan-to-value ratio at origination of the Mortgage Loans as of December 1, 1997 was 72.9%. No more than $2,548,982 of the Mortgage Loans are secured by Mortgaged Properties located in any one zip code. At least 97%(2) of the Mortgage Loans are secured by Mortgaged Properties determined by Citicorp Mortgage, Inc. to be the primary residence of the borrower ("Mortgagor"). The sole basis for such determination is either (a) a representation by the Mortgagor at origination of the Mortgage Loan that the underlying property will be used for a period of at least 6 months every year or that he intends to use the --------
(1) Capitalized terms used herein and not otherwise defined have the meaning assigned thereto in the Prospectus Supplement dated December 19, 1997 and the Prospectus, dated December 19, 1997, (collectively, the "Prospectus"), relating to the REMIC Pass-Through Certificates, Series 1997-7.

(2) Such Percentages are expressed as a percentage of the aggregate Adjusted Balance of the Mortgage Loans having such characteristics relative to the Adjusted Balance of all Mortgage Loans.

underlying property as his primary residence, or (b) that the address of the underlying property is the Mortgagor's mailing address as reflected in Originator's records. No (2) Mortgage Loans are secured by investment properties.

      At least 99% of the Mortgage Loans will be Mortgage Loans originated using loan underwriting policies which require, among other things, proof of income and liquid assets and telephone verification of employment, or are refinanced Mortgage Loans originated using alternative or streamlined underwriting policies. No more than 48% of the Mortgage Loans will be refinanced Mortgage Loans originated using alternative or streamlined underwriting policies. See "Loan Underwriting Policies and Loss and Delinquency Considerations" in the Prospectus.

      All of the Mortgage Loans which had loan-to-value ratios greater than 80% at origination had primary mortgage insurance as of such date.

      Discount Mortgage Loans will consist of Mortgage Loans with Net Note Rates
(NNRs) less than 7.000%. Premium Mortgage Loans will consist of Mortgage Loans with NNRs greater than or equal to 7.000%. The aggregate Adjusted Balance outstanding as of the Cut-off Date of the Discount Mortgage Loans and the Premium Mortgage Loans was $9,323,249.47 and $192,694,021.92, respectively. The weighted average Note Rate of the Discount Mortgage Loans and the Premium Mortgage Loans, as of the Cut-off Date, was 6.966% and 7.656%, respectively. The weighted average remaining term to stated maturity of the Discount Mortgage Loans and the Premium Mortgage Loans, as of the Cut-off Date, was 359.21 months and 358.19 months, respectively.

      The Special Hazard Loss Amount as of December 1, 1997 was $2,548,981.53.

      The Fraud Loss Amount as of December 1, 1997 was $2,020,172.71.

      The Bankruptcy Loss Amount as of December 1, 1997 was $100,000.00.

      The aggregate Initial Stated Amount of the Class A CitiCertificates as of December 1, 1997 was $192,926,493.62.

      The aggregate Initial Stated Amount of the Class M CitiCertificates as of December 1, 1997 was $3,535,302.00.

      The aggregate Initial Stated Amount of the Class B-1 CitiCertificates as of December 1, 1997 was $2,020,172.00.

      The aggregate Initial Stated Amount of the Class B-2 CitiCertificates as of December 1, 1997 was $1,717,146.00.

      The aggregate Initial Stated Amount of the Class B-3 CitiCertificates as of December 1, 1997 was $808,069.00.

--------------------------------------------------------------------------------
(2) Such Percentages are expressed as a percentage of the aggregate Adjusted Balance of the Mortgage Loans having such characteristics relative to the Adjusted Balance of all Mortgage Loans.

      The aggregate Initial Stated Amount of the Class B-4 CitiCertificates as of December 1, 1997 was $404,034.00.

      The aggregate Initial Stated Amount of the Class B-5 CitiCertificates as of December 1, 1997 was $606,054.77.

      The Subordinated CitiCertificate Percentage is 4.500000275942%*

      The Class M Subordination Percentage is 2.750000399360%.*

      The Class B-1 Subordination Percentage is 1.750000752746%.*

      The Class B-2 Subordination Percentage is 0.900001152125%.*

      The Class B-3 Subordination Percentage is 0.500001194478%.*

      The Class B-4 Subordination Percentage is 0.300001463158%.*

--------------------------------------------------------------------------------
* Equal to the Initial Stated Amount thereof divided by the aggregate Adjusted Balance of the Mortgage Loans.

      The following tables set forth information regarding the Mortgage Loans as of December 1, 1997.


                     YEARS OF ORIGINATION OF MORTGAGE LOANS
                     --------------------------------------

                          Number of                  Aggregate Principal
Year Originated           Loans                      Balances Outstanding
---------------           ---------                  --------------------

1995                            1                    $            245,098
1997                          603                             201,772,173
                             ----                     -------------------
Total                         604                    $        202,017,271
                             ====                           =============


                  TYPES OF DWELLINGS SUBJECT TO MORTGAGE LOANS
                  --------------------------------------------

 Type of                    Number of               Aggregate Principal
 Dwelling Unit              Loans                   Balances Outstanding
 ---------------            ---------               --------------------
 Detached houses                555                   $      185,793,852
 Multi-family dwellings           7                            3,008,081
 Townhouses                      12                            3,537,927
 Condominium units (one          11                            3,156,640
   to four stories high)
 Condominium units (over          8                            2,873,578
   four stories high)
 Cooperative units               11                            3,647,193
                                -----                -------------------
 Total                          604                  $      2 02,017,271
                                ===                  ===================

             NUMBER OF UNITS IN DWELLINGS SUBJECT TO MORTGAGE LOANS
             ------------------------------------------------------

Type of                     Number of            Aggregate Principal
Dwelling Unit               Loans                Balances Outstanding
---------------             -------------        --------------------
1-family                    597                   $       199,009,190
2-family                      7                             3,008,081
                            ---                   -------------------
Total                       604                   $       202,017,271
                            ===                   ===================


                             SIZES OF MORTGAGE LOANS
                             -----------------------

Outstanding Principal            Number of        Aggregate Principal
Balance by Loan Size             Loans            Balances Outstanding
---------------------------      -------------   ----------------------
$149,999 and under                        2       $             219,395
$150,000 through $199,999                 2                     342,341
$200,000 through $249,999               112                  26,770,881
$250,000 through $299,999               197                  53,989,288
$300,000 through $349,999               101                  32,623,476
$350,000 through $399,999                60                  22,524,979
$400,000 through $449,999                48                  20,349,588
$450,000 through $499,999                28                  13,334,504
$500,000 through $549,999                23                  12,003,214
$550,000 through $599,999                15                   8,656,478
$600,000 through $649,999                 7                   4,331,273
$650,000 through $699,999                 5                   3,338,568
$700,000 through $749,999                 1                     728,992
$750,000 through $799,999                 0                           0
$800,000 through $849,999                 1                     805,000
$850,000 through $899,999                 0                           0
$900,000 through $949,999                 0                           0
$950,000 through $999,999                 1                     999,294
$1,000,000 and over                       1                   1,000,000
                                     ------             ---------------
Total                                   604        $        202,017,271
                                       ====               =============

                        DISTRIBUTION OF MORTGAGE LOANS BY
                                   NOTE RATES
                        ---------------------------------

Mortgage Loan                Number of          Aggregate Principal
Note Rate                    Loans              Balances Outstanding
---------------------        ---------          --------------------

6.50%                                1       $               523,327
6.51%  - 7.00%                      17                    5 ,230,084
7.01%  - 7.50%                     218                    73,870,980
7.51% -  8.00%                     345                   115,538,568
8.01%  - 8.50%                      22                     6,500,138
8.51%  - 8.75%                       1                       354,174
                                ------               ---------------
Total                              604               $   202,017,271
                                  ====              ================


                        DISTRIBUTION OF MORTGAGE LOANS BY
                       LOAN-TO-VALUE RATIOS AT ORIGINATION
                       -----------------------------------

                             Number of               Aggregate Principal
Loan-to-Value Ratio          Loans                   Balances Outstanding
-------------------------    ---------              ---------------------

65.00% and Below                  117               $        41,564,217
65.01% - 75.00%                   155                        52,942,438
75.01% - 80.00%                   266                        88,659,665
80.01% - 85.00%                    11                         3,081,864
85.01% - 90.00%                    47                        13,606,589
90.01% - 95.00%                     8                         2,162,498
                              -------               -------------------
Total                             604               $       202,017,271
                                 ====                 =================

            GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES BY STATE
            --------------------------------------------------------

                          Number of                   Aggregate Principal
State                     Loans                       Balances Outstanding
-----                     ---------                   --------------------

 Alabama                        3                      $     786,010
 Arizona                        7                          1,896,154
 Arkansas                       2                             52,986
 California                   262                         90,950,949
 Colorado                      16                          4,710,034
 Connecticut                   27                          9,965,971
 Delaware                       1                            320,000
 District of Columbia           3                            931,038
 Florida                       15                          4,496,888
 Georgia                       23                          8,339,991
 Idaho                          1                            399,710
 Illinois                      29                          9,162,941
 Iowa                           1                            465,654
 Kansas                         2                            905,000
 Louisiana                      2                            494,483
 Maine                          1                            339,760
 Maryland                      25                          8,164,549
 Massachusetts                 15                          4,759,548
 Michigan                       4                          1,278,734
 Minnesota                      2                            484,344
 Missouri                       3                            908,815
 Nevada                         2                            581,700
 New Jersey                    22                          6,310,453
 New Mexico                     1                            273,722
 New York                      48                         16,597,577
 North Carolina                15                          5,190,458
 Ohio                           1                            247,058
 Oregon                         2                            517,379
 Pennsylvania                   8                          2,767,679
 South Carolina                 7                          2,106,174
 Tennessee                      4                          1,195,396
 Texas                          4                            948,606
 Utah                           5                          1,518,320
 Virginia                      27                          9,036,866
 Washington                    10                          3,043,781
 Wisconsin                      3                            768,543
 Wyoming                        1                            500,000
                             -----                   ---------------
     Total                    604                 $      202,017,271
                              ===                    ===============

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

           CITICORP MORTGAGE SECURITIES, INC.
           (Registrant)


           By:/s/ John H. Outland
              -------------------------------
                  John H. Outland
                  Senior Vice President


Dated: December 23, 1997